SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 15, 2015 (April 1, 2015)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 1, 2015, Dynegy Inc. (the “Company”), through its wholly-owned subsidiary Dynegy Resources II, LLC (the “EquiPower Purchaser”), completed its acquisition (the “EquiPower Acquisition”) of 100% of the equity interests in EquiPower Resources Corp. (“EquiPower”). Simultaneously on April 1, 2015, the Company, through its wholly-owned subsidiary Dynegy Resources III, LLC (the “Brayton Purchaser”), completed its acquisition (the “Brayton Acquisition” and, together with the EquiPower Acquisition, the “ECP Acquisitions”) of 100% of the equity interests in Brayton Point Holdings, LLC (“Brayton”). On April 7, 2015, the Company filed a Current Report on Form 8-K (the “Original Report”) to report the completion of the ECP Acquisitions.

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. This amendment makes no other amendments to the Original Report.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

Attached hereto as exhibit 99.1 and incorporated by reference herein are the combined audited financial statements of EquiPower and Brayton as required by this item.

(b)                                 Pro Forma Financial Information

Attached hereto as exhibit 99.2 and incorporated by reference herein is the unaudited condensed combined financial information reflecting the ECP Acquisition as required by this item.

(d)                                 Exhibits:

Exhibit No.	Document
99.1

Combined audited financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary as of December 31, 2014, 2013 and 2012 and for each of the three years in the period ended December 31, 2014 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on April 9, 2015)

99.2	Unaudited pro forma condensed combined financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2015	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1

Combined audited financial statements of EquiPower Resources Corp. and subsidiaries and Brayton Point Holdings, LLC and subsidiary as of December 31, 2014, 2013 and 2012 and for each of the three years in the period ended December 31, 2014 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on April 9, 2015)

99.2	Unaudited pro forma condensed combined financial information